Intangible Assets, Goodwill and Other (Tables)	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Schedule of intangible assets, goodwill and other assets by major class

In millions	December 31,	2019	2018
Intangible assets		$152	$73
Investments (1)		84	70
Goodwill (Note 3)		77	—
Deferred costs		67	61
Long-term receivables		31	26
Other long-term assets		18	37
Total intangible assets, goodwill and other		$429	$267
(1)
As at December 31, 2019, the Company had $60 million (2018 - $54 million) of investments accounted for under the equity method and $24 million (2018 - $16 million) of investments for which fair value was not readily determinable accounted for at cost minus impairment, plus or minus observable price changes.